UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2019

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	YTEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 5.07 - Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 22, 2019, Yield10 Bioscience, Inc. (the "Company") held its 2019 annual meeting of its stockholders (the “Annual Meeting”). As of March 26, 2019, the record date for the Annual Meeting, there were 12,468,219 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, the holders of 11,064,045 shares of the Company’s common stock were present in person or represented by proxy, which represented 88.74% of the total shares entitled to vote at the Annual Meeting.
A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2019, and the final voting results for each matter are set forth below.
Proposal 1 - Election of Directors:
Stockholders reelected the nominees identified below as Class I directors of the Company to hold office until the annual meeting of stockholders in 2022 and until their respective successors are elected and qualified, subject to their earlier death, resignation or removal. The voting results for each nominee were as follows:

Name of Class I Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Peter N. Kellogg	7,775,647	56,808	3,231,590
Robert L. Van Nostrand	7,763,129	69,326	3,231,590
Proposal 2 - Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:
The selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions
9,778,547	63,171	1,222,327

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: May 23, 2019	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer